Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates


Distribution Date                                                    12/15/97
Collection Period                                                    11/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,170,031.22

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $282,071.61

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,887,959.61

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $25.69

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.34

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $22.35

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $23,812.32

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $23,247.22

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                      $565.10

           (j)      Scheduled Payments due in such Collection Period                                   $1,930,039.10

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,594,102.43

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $53,579,094.14

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $51,801,280.61

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9668189

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $106,515.04

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,571.94

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.26

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                       $9,860.69

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $23,987.20

           (b)      Distributions (to) from Collection Account                                            ($4,538.74)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $93.01

           (d)      Ending Payahead Account Balance                                                       $19,541.47

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,770,192.09
                           Spread Account Balance                                                      $7,400,925.27

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $474,187.29

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $14,295.22

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $506,291.80

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                232
                           Aggregate Gross Amount                                                      $2,579,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                185
                           Aggregate Gross Amount                                                      $2,206,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.99%

           (b)      Average Delinquency Ratio                                                                  7.72%

           (c)      Cumulative Default Ratio                                                                  12.73%

           (d)      Cumulative Net Loss Ratio                                                                  8.17%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,349,993.86
     Lock Box NSF Items:                                                                                  (44,971.48)
     Transfers from (to) Payahead Account:                                                                  4,538.74
     Collection Account Interest                                                                            9,912.46
     Payahead Account Interest                                                                                 93.01
     Total Collection Proceeds:                                                                         2,319,566.59
     For Distribution Date:                                                                                 12/15/97
     For Determination Date:                                                                                 12/8/97
     For Collection Period:                                                                                    11/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 53,579,094.14
                                  Principal portion of payments collected (non-prepayments)                               802,472.36
                                  Prepayments in full allocable to principal                                              443,983.00
                           Collections allocable to principal                                           1,246,455.36
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    224,718.05
                           Purchase Amounts allocable to principal                                          9,860.69
                                                                                                  -------------------
                    Total Principal                                                                     1,481,034.10

                    Realized Losses                                                                       506,291.80
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    51,591,768.24

           Interest
                           Collections allocable to interest                                              791,630.07
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       46,902.42
                                                                                                  -------------------
                    Total Interest                                                                        838,532.49

     Certificate Information
           Beginning of Period Class A Principal Balance                                               50,900,139.44
           Beginning of Period Class B Principal Balance                                                2,789,665.87

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,926,737.98
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,216.55
           Aggregate Payahead Balance                                                                      19,448.46
           Aggregate Payahead Balance for preceding Distribution Date                                      23,987.20
           Interest Earned on Payahead Balances                                                                93.01
           Scheduled Payments due in Collection Period                                                  1,930,039.10
           Scheduled Payments collected in Collection Period                                            1,594,102.43
           Aggregate Amount of Realized Losses for preceding Distribution Date                            506,291.80

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              232     2,579,000.00
           60+ days delinquent                                                                                  185     2,206,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  1         9,860.69

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       4,785,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                           9,860.69
                    Receivables as of the close of business on the last
                    day  of  the  related   Collection   Period  and  that  were
                    delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                        554,455.97
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.42%
           Delinquency Ratio for third preceding Determination Date                                            7.74%

           Cumulative Defaults for preceding Determination Date                                        10,762,105.00

           Cumulative Net Losses for preceding Determination Date                                       6,806,789.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,038,085.43
                           Liquidation Proceeds                                                           224,718.05
                           Recoveries                                                                      46,902.42
                           Purchase Amounts                                                                 9,860.69
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,319,566.59

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      802,472.36
                           Prepayments in full allocable to principal                                     443,983.00
                           Principal Balance of Liquidated Receivables                                    731,009.85
                           Purchase Amounts allocable to principal                                          9,860.69
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,987,325.90

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,987,325.90
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,887,959.61
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,887,959.61

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          50,900,139.44
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 282,071.61

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,987,325.90
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 99,366.29

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,789,665.87
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         23,247.22

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,319,566.59
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,170,031.22
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                23,247.22
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 99,366.29
                    Class B Principal Carryover Shortfall                                                 110,711.17
                    Trustee distributions                                                                     669.74
                    Standby Servicer distributions                                                          3,571.94
                    Servicer distributions                                                                106,515.04
                    Collateral Agent distributions                                                            671.12
                    Reimbursement Obligations                                                              14,295.22
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                110,711.17
                                                                                                  -------------------
                                                                                                          110,711.17

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     3,571.94      2,319,566.59         3,571.94   2,319,566.59
         Servicing Fee (2.0%)                                           89,298.49      2,315,994.65        89,298.49           0.00
         Additional Servicing Fee Amounts                               17,216.55      2,226,696.16        17,216.55           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00      2,209,479.61             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00      2,209,479.61             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00      2,209,479.61             0.00
(iii)    Trustee Fee                                                       669.74      2,209,479.61           669.74
         Trustee's out-of-pocket expenses                                    0.00      2,208,809.87             0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00      2,208,809.87             0.00
         Unpaid Trustee's out-of-pocket expenses from                        0.00      2,208,809.87             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                              671.12      2,208,809.87           671.12
         Collateral Agent Expenses                                           0.00      2,208,138.75             0.00
         Unpaid Collateral Agent  Fee from prior                             0.00      2,208,138.75             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00      2,208,138.75             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                       282,071.61      2,208,138.75       282,071.61
          Current Month
         Prior Month(s) Class A Carryover Shortfall                          0.00      1,926,067.14             0.00
         Class A Interest Carryover Shortfall                                0.00      1,926,067.14             0.00
         Interest on Interest Carryover from Prior Months                    0.00      1,926,067.14             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00      1,926,067.14             0.00
         Class A Interest Distributable Amount                         282,071.61      1,926,067.14       282,071.61
(viii)(A)Class B Coupon Interest - Unadjusted                           23,247.22      1,643,995.53        23,247.22
         Class B Interest Carryover Shortfall - Previous Month(s)            0.00      1,620,748.31             0.00
         Interest on B Interest Shortfall - Previous Month(s)                0.00      1,620,748.31             0.00
         Interest on Interest Carryover from Prior Months                    0.00      1,620,748.31             0.00
         Current Month Class B Interest Shortfall                            0.00      1,620,748.31             0.00
         Adjusted Class B Interest Distributable Amount                 23,247.22      1,620,748.31        23,247.22
(v)(B)   Class A Principal Distributable Amount - Current Month      1,887,959.61      1,597,501.09     1,597,501.09     431,606.99
         Class A Principal Carryover Shortfall - Previous Month(s)           0.00              0.00             0.00
         Current Month Class A Principal Shortfall                           0.00              0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       1,887,959.61              0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                    14,295.22              0.00             0.00
         Certificate Insurer Premium Supplement                              0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00              0.00             0.00
(vii)    Transition Expenses to successor Servicer                           0.00              0.00             0.00
     (B) Class B Principal Distributable Amount -                       99,366.29              0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                       110,711.17              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                    (209,512.37)             0.00      (209,512.37)
         Adjusted Class B Principal Distributable Amount                   565.10        209,512.37           565.10
     (C) Excess Interest Amount for Deposit in Spread Account                0.00        208,947.27             0.00
                                                                                         208,947.27       208,947.27

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               50,900,139.44
                    Class A Principal Distributions                                                     1,887,959.61
           Class A End of Period Principal Balance                                                     49,012,179.84

           Class B Beginning of Period Principal Balance                                                2,789,665.87
                    Class B Principal Distributable Amount                                                    565.10
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,789,100.77
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,789,100.77

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,319,566.59
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   393,499.45
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,926,067.14

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,926,067.14
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                23,247.22
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,902,819.92

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,902,819.92
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,887,959.61
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          14,860.32

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     14,860.32
     (vi)  Certificate Insurer Premium                                                                     14,295.22
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                         565.10

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                          565.10
     (ii)  Amounts  payable  pursuant to Section  4.6(c) (vi) and (x)                                      99,366.29
     (iii) Prior month(s) carryover shortfalls                                                            110,711.17
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (209,512.37)
           Withdrawl from Spread Account to B PieceCover Shortfalls 0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (209,512.37)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,785,000.00
                                  Purchased receivables more than 30 days delinquent                        9,860.69
                                                                                                  -------------------
                                  Total                                                                 4,794,860.69

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   60,002,507.68
                    Delinquency Ratio                                                                          7.99%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.99%
                           Delinquency Ratio for second preceding Determination Date                           7.42%
                           Delinquency Ratio for third preceding Determination Date                            7.74%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.72%           7.72%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                10,762,105.00
                                  Current Period Defaulted Receivables                                    554,455.97
                                                                                                  -------------------
                                  Total                                                                11,316,560.97

                                  Cumulative Defaulted Receivables                                     11,316,560.97
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  12.73%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         731,009.85

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (271,620.47)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  459,389.38
                                  Cumulative Previous Net Losses                                        6,806,789.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,266,178.38
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  8.17%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     37.68
           Weighted Average Annual Percentage Rate                                                            20.42%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       5,180,128.06
                           15% of Outstanding Certificate Balance                                                       7,770,192.09
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,770,192.09

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             51,801,280.61
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               7,770,192.09
           Beginning of Period Spread Account Balance                                                   6,926,737.98
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                        446,635.55
           Required addition to/(eligible withdrawal from) Spread Account                                 396,818.56
           Earnings on Spread Account Balance                                                              27,551.74
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,400,925.27


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                    12/15/97
Collection Period                                                    11/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,516,497.94

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $341,781.04

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,174,716.90

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.75

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.91

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.85

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $137,340.18

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $30,338.77

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $107,001.41

           (j)      Scheduled Payments due in such Collection Period                                   $2,149,296.84

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,800,100.50

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $64,436,331.77

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $62,261,614.86

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9662501

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $122,286.38

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,295.76

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.40

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                       $8,201.33

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,776.97

           (b)      Distributions (to) from Collection Account                                            ($8,417.27)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $112.81

           (d)      Ending Payahead Account Balance                                                       $20,472.51

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,226,161.49
                           Spread Account Balance                                                      $6,226,161.49

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($217,471.69)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $17,219.94

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $700,618.26

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                284
                           Aggregate Gross Amount                                                      $3,301,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                234
                           Aggregate Gross Amount                                                      $2,987,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.58%

           (b)      Average Delinquency Ratio                                                                  7.87%

           (c)      Cumulative Default Ratio                                                                  10.49%

           (d)      Cumulative Net Loss Ratio                                                                  5.71%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,600,779.58
     Lock Box NSF Items:                                                                                  (54,529.43)
     Transfers from (to) Payahead Account:                                                                  8,417.27
     Collection Account Interest                                                                           11,034.65
     Payahead Account Interest                                                                                112.81
     Total Collection Proceeds:                                                                         2,565,814.88
     For Distribution Date:                                                                                 12/15/97
     For Determination Date:                                                                                 12/8/97
     For Collection Period:                                                                                    11/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 64,436,331.77
                                  Principal portion of payments collected (non-prepayments)                               902,438.03
                                  Prepayments in full allocable to principal                                              373,945.00
                           Collections allocable to principal                                           1,276,383.03
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    303,973.06
                           Purchase Amounts allocable to principal                                          8,201.33
                                                                                                  -------------------
                    Total Principal                                                                     1,588,557.42

                    Realized Losses                                                                       700,618.26
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    62,147,156.09

           Interest
                           Collections allocable to interest                                              897,662.47
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       79,594.99
                                                                                                  -------------------
                    Total Interest                                                                        977,257.46

     Certificate Information
           Beginning of Period Class A Principal Balance                                               61,214,515.17
           Beginning of Period Class B Principal Balance                                                3,221,816.59

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,443,633.18
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           14,892.49
           Aggregate Payahead Balance                                                                      20,359.70
           Aggregate Payahead Balance for preceding Distribution Date                                      28,776.97
           Interest Earned on Payahead Balances                                                               112.81
           Scheduled Payments due in Collection Period                                                  2,149,296.84
           Scheduled Payments collected in Collection Period                                            1,800,100.50
           Aggregate Amount of Realized Losses for preceding Distribution Date                            700,618.26

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              284     3,301,000.00
           60+ days delinquent                                                                                  234     2,987,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  1         8,201.33

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,288,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                           8,201.33
                    Receivables as of the close of business on the last
                    day  of  the  related   Collection   Period  and  that  were
                    delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         806,691.00
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.42%
           Delinquency Ratio for third preceding Determination Date                                            7.61%

           Cumulative Defaults for preceding Determination Date                                         8,859,394.00

           Cumulative Net Losses for preceding Determination Date                                       4,636,569.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,174,045.50
                           Liquidation Proceeds                                                           303,973.06
                           Recoveries                                                                      79,594.99
                           Purchase Amounts                                                                 8,201.33
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,565,814.88

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      902,438.03
                           Prepayments in full allocable to principal                                     373,945.00
                           Principal Balance of Liquidated Receivables                                  1,004,591.32
                           Purchase Amounts allocable to principal                                          8,201.33
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,289,175.68

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,289,175.68
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,174,716.90
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,174,716.90

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          61,214,515.17
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 341,781.04

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,289,175.68
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                114,458.78

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,221,816.59
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         30,338.77

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,565,814.88
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,516,497.94
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                30,338.77
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                114,458.78
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     805.45
                    Standby Servicer distributions                                                          4,295.76
                    Servicer distributions                                                                122,286.38
                    Collateral Agent distributions                                                            805.45
                    Reimbursement Obligations                                                              17,219.94
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      4,295.76            0.00             0.00      114,458.78
         Servicing Fee (2.0%)                                           107,393.89            0.00             0.00            0.00
         Additional Servicing Fee Amounts                                14,892.49            0.00             0.00            0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00            0.00             0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00            0.00             0.00
(ii)     Transition Expenses to Standby Servicer                              0.00            0.00             0.00
(iii)    Trustee Fee                                                        805.45            0.00             0.00
         Trustee's out-of-pocket expenses                                     0.00            0.00             0.00
         Unpaid Trustee Fee from prior Collection Periods                     0.00            0.00             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00            0.00             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                               805.45            0.00             0.00
         Collateral Agent Expenses                                            0.00            0.00             0.00
         Unpaid Collateral Agent  Fee from prior                              0.00            0.00             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00            0.00             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                        341,781.04            0.00             0.00
          Current Month
         Prior Month(s) Class A Carryover Shortfall                           0.00            0.00             0.00
         Class A Interest Carryover Shortfall                                 0.00            0.00             0.00
         Interest on Interest Carryover from Prior Months                     0.00            0.00             0.00
         Current Month Class A Interest Carryover Shortfall                   0.00            0.00             0.00
         Class A Interest Distributable Amount                          341,781.04            0.00             0.00
(viii)(A)Class B Coupon Interest - Unadjusted                            30,338.77            0.00             0.00
         Class B Interest Carryover Shortfall -                               0.00            0.00             0.00       114,458.78
          Previous Month(s)
         Interest on B Interest Shortfall -                                   0.00            0.00             0.00       114,458.78
          Previous Month(s)
         Interest on Interest Carryover from                                  0.00            0.00             0.00
          Prior Months
         Current Month Class B Interest Shortfall                             0.00            0.00             0.00
         Adjusted Class B Interest Distributable Amount                  30,338.77            0.00             0.00
(v)(B)   Class A Principal Distributable Amount -                     2,174,716.90            0.00             0.00
          Current Month
         Class A Principal Carryover Shortfall -                              0.00            0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                     (109,214.87)           0.00      (109,214.87)
         Withdrawl from Spread Account to                               109,214.87
          Cover Shortfall
         Class A Principal Distribution Amount                        2,174,716.90      109,214.87       109,214.87
(vi)     Certificate Insurer Premium                                     17,219.94            0.00             0.00
         Certificate Insurer Premium Supplement                               0.00            0.00             0.00
         Other Reimbursement Obligations to                                   0.00            0.00             0.00
          Certificate Insurer
(vii)    Transition Expenses to successor Servicer                            0.00            0.00             0.00
     (B) Class B Principal Distributable Amount -                       114,458.78            0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                              0.00            0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                     (114,458.78)           0.00      (114,458.78)
         Adjusted Class B Principal Distributable Amount                      0.00      114,458.78             0.00
     (C) Excess Interest Amount for Deposit in Spread Account          (126,434.81)     114,458.78      (126,434.81)
                                                                                        240,893.59       240,893.59

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               61,214,515.17
                    Class A Principal Distributions                                                     2,174,716.90
           Class A End of Period Principal Balance                                                     59,039,798.27

           Class B Beginning of Period Principal Balance                                                3,221,816.59
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,221,816.59
                    Withdrawl from Spread Account to Cover B Shortfalls                                   107,001.41
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,114,815.18

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,565,814.88
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   469,974.08
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,095,840.80

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,095,840.80
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                30,338.77
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,065,502.03

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,065,502.03
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,174,716.90
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               109,214.87
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     17,219.94
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                             (17,219.94)
           Withdrawl from Spread Account to Cover Deficiency                                               17,219.94
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   114,458.78
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (114,458.78)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (107,001.41)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 (7,457.37)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,288,000.00
                                  Purchased receivables more than 30 days delinquent                        8,201.33
                                                                                                  -------------------
                                  Total                                                                 6,296,201.33

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    73,420,771.30
                    Delinquency Ratio                                                                          8.58%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.58%
                           Delinquency Ratio for second preceding Determination Date                           7.42%
                           Delinquency Ratio for third preceding Determination Date                            7.61%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.87%           7.87%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 8,859,394.00
                                  Current Period Defaulted Receivables                                    806,691.00
                                                                                                  -------------------
                                  Total                                                                 9,666,085.00

                                  Cumulative Defaulted Receivables                                      9,666,085.00
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  10.49%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,004,591.32

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (383,568.05)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  621,023.27
                                  Cumulative Previous Net Losses                                        4,636,569.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 5,257,592.27
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  5.71%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     41.68
           Weighted Average Annual Percentage Rate                                                            20.51%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,226,161.49
                           15% of Outstanding Certificate Balance                                                       9,339,242.23
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,226,161.49

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             62,261,614.86
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               6,226,161.49
           Beginning of Period Spread Account Balance                                                   6,443,633.18
           Spread Account Deposit (Withdrawal) from Current Distributions                                (126,434.81)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 (91,036.88)
           Earnings on Spread Account Balance                                                              15,964.53
           Amount of Spread Account deposit (withdrawal)                                                 (107,001.41)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            107,001.41
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,226,161.49


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                                  12/15/97
Collection Period                                                  11/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,600,330.59

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $366,902.80

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,233,427.79

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $29.48

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.16

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.32

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $148,660.47

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $31,111.64

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $117,548.83

           (j)      Scheduled Payments due in such Collection Period                                   $2,330,252.20

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,991,204.62

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $73,564,470.58

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $71,297,504.46

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9691840

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $140,228.49

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,904.30

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.59

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  4
                           Aggregate Purchase Amount                                                      $27,570.56

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $32,813.03

           (b)      Distributions (to) from Collection Account                                           ($13,267.86)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $126.14

           (d)      Ending Payahead Account Balance                                                       $19,671.31

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,129,750.45
                           Spread Account Balance                                                      $7,129,750.45

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($239,506.29)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $19,732.07

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $688,521.44

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                304
                           Aggregate Gross Amount                                                      $4,030,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                213
                           Aggregate Gross Amount                                                      $3,024,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.36%

           (b)      Average Delinquency Ratio                                                                  7.77%

           (c)      Cumulative Default Ratio                                                                   7.47%

           (d)      Cumulative Net Loss Ratio                                                                  3.95%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,870,413.98
     Lock Box NSF Items:                                                                                  (63,628.82)
     Transfers from (to) Payahead Account:                                                                 13,267.86
     Collection Account Interest                                                                           11,505.38
     Payahead Account Interest                                                                                126.14
     Total Collection Proceeds:                                                                         2,831,684.54
     For Distribution Date:                                                                                 12/15/97
     For Determination Date:                                                                                 12/8/97
     For Collection Period:                                                                                    11/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 73,564,470.58
                                  Principal portion of payments collected (non-prepayments)                               847,084.41
                                  Prepayments in full allocable to principal                                              463,678.00
                           Collections allocable to principal                                           1,310,762.41
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    324,122.21
                           Purchase Amounts allocable to principal                                         27,570.56
                                                                                                  -------------------
                    Total Principal                                                                     1,662,455.18

                    Realized Losses                                                                       688,521.44
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    71,213,493.96

           Interest
                           Collections allocable to interest                                            1,144,120.21
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       25,109.15
                                                                                                  -------------------
                    Total Interest                                                                      1,169,229.36

     Certificate Information
           Beginning of Period Class A Principal Balance                                               69,886,247.04
           Beginning of Period Class B Principal Balance                                                3,678,223.54

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,369,256.74
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,621.04
           Aggregate Payahead Balance                                                                      19,545.17
           Aggregate Payahead Balance for preceding Distribution Date                                      32,813.03
           Interest Earned on Payahead Balances                                                               126.14
           Scheduled Payments due in Collection Period                                                  2,330,252.20
           Scheduled Payments collected in Collection Period                                            1,991,204.62
           Aggregate Amount of Realized Losses for preceding Distribution Date                            688,521.44

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              304     4,030,000.00
           60+ days delinquent                                                                                  213     3,024,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  4        27,570.56

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       7,054,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          27,570.56
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         794,467.94
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.11%
           Delinquency Ratio for third preceding Determination Date                                            7.85%

           Cumulative Defaults for preceding Determination Date                                         6,145,472.00

           Cumulative Net Losses for preceding Determination Date                                       3,000,096.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,454,882.62
                           Liquidation Proceeds                                                           324,122.21
                           Recoveries                                                                      25,109.15
                           Purchase Amounts                                                                27,570.56
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,831,684.54

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      847,084.41
                           Prepayments in full allocable to principal                                     463,678.00
                           Principal Balance of Liquidated Receivables                                  1,012,643.65
                           Purchase Amounts allocable to principal                                         27,570.56
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,350,976.62

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,350,976.62
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,233,427.79
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,233,427.79

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          69,886,247.04
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 366,902.80

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,350,976.62
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                117,548.83

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,678,223.54
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         31,111.64

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,831,684.54
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,600,330.59
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                31,111.64
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                117,548.83
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     919.56
                    Standby Servicer distributions                                                          4,904.30
                    Servicer distributions                                                                140,228.49
                    Collateral Agent distributions                                                            919.56
                    Reimbursement Obligations                                                              19,732.07
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     4,904.30        2,831,684.54         4,904.30  2,831,684.54
         Servicing Fee (2.0%)                                          122,607.45        2,826,780.24       122,607.45          0.00
         Additional Servicing Fee Amounts                               17,621.04        2,704,172.79        17,621.04          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00        2,686,551.75             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00        2,686,551.75             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00        2,686,551.75             0.00
(iii)    Trustee Fee                                                       919.56        2,686,551.75           919.56
         Trustee's out-of-pocket expenses                                    0.00        2,685,632.19             0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00        2,685,632.19             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00        2,685,632.19             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              919.56        2,685,632.19           919.56
         Collateral Agent Expenses                                           0.00        2,684,712.63             0.00
         Unpaid Collateral Agent  Fee from prior                             0.00        2,684,712.63             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00        2,684,712.63             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                       366,902.80        2,684,712.63       366,902.80
          Current Month
         Prior Month(s) Class A Carryover Shortfall                          0.00        2,317,809.83             0.00
         Class A Interest Carryover Shortfall                                0.00        2,317,809.83             0.00
         Interest on Interest Carryover from Prior Months                    0.00        2,317,809.83             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00        2,317,809.83             0.00
         Class A Interest Distributable Amount                         366,902.80        2,317,809.83       366,902.80
(viii)(A)Class B Coupon Interest - Unadjusted                           31,111.64        1,950,907.03        31,111.64
         Class B Interest Carryover Shortfall -                              0.00        1,919,795.39             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                  0.00        1,919,795.39             0.00
          Previous Month(s)
         Interest on Interest Carryover from Prior Months                    0.00        1,919,795.39             0.00
         Current Month Class B Interest Shortfall                            0.00        1,919,795.39             0.00
         Adjusted Class B Interest Distributable Amount                 31,111.64        1,919,795.39        31,111.64
(v)(B)   Class A Principal Distributable Amount -                    2,233,427.79        1,888,683.75     1,888,683.75    598,256.75
          Current Month
         Class A Principal Carryover Shortfall -                             0.00                0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                           0.00                0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       2,233,427.79                0.00             0.00          0.00
(vi)     Certificate Insurer Premium                                    19,732.07                0.00             0.00
         Certificate Insurer Premium Supplement                              0.00                0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00                0.00             0.00
(vii)    Transition Expenses to successor Servicer                           0.00                0.00             0.00
     (B) Class B Principal Distributable Amount -                      117,548.83                0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                             0.00                0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                     (84,010.50)               0.00       (84,010.50)
         Adjusted Class B Principal Distributable Amount                33,538.33           84,010.50        33,538.33
     (C) Excess Interest Amount for Deposit in Spread Account                0.00           50,472.17             0.00
                                                                                            50,472.17        50,472.17

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               69,886,247.04
                    Class A Principal Distributions                                                     2,233,427.79
           Class A End of Period Principal Balance                                                     67,652,819.25

           Class B Beginning of Period Principal Balance                                                3,678,223.54
                    Class B Principal Distributable Amount                                                 33,538.33
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,644,685.21
                    Withdrawl from Spread Account to Cover B Shortfalls                                    84,010.50
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,560,674.71

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,831,684.54
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   513,874.71
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,317,809.83

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,317,809.83
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                31,111.64
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,286,698.19

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,286,698.19
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,233,427.79
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          53,270.40

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     53,270.40
     (vi)  Certificate Insurer Premium                                                                     19,732.07
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      33,538.33

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       33,538.33
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        117,548.83
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (84,010.50)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       (84,010.50)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                     (0.00)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,054,000.00
                                  Purchased receivables more than 30 days delinquent                       27,570.56
                                                                                                  -------------------
                                  Total                                                                 7,081,570.56

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   84,729,707.62
                    Delinquency Ratio                                                                          8.36%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.36%
                           Delinquency Ratio for second preceding Determination Date                           7.11%
                           Delinquency Ratio for third preceding Determination Date                            7.85%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.77%           7.77%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 6,145,472.00
                                  Current Period Defaulted Receivables                                    794,467.94
                                                                                                  -------------------
                                  Total                                                                 6,939,939.94

                                  Cumulative Defaulted Receivables                                      6,939,939.94
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   7.47%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,012,643.65

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (349,231.36)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  663,412.29
                                  Cumulative Previous Net Losses                                        3,000,096.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 3,663,508.29
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  3.95%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     44.91
           Weighted Average Annual Percentage Rate                                                            20.54%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,129,750.45
                           15% of Outstanding Certificate Balance                                                      10,694,625.67
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,129,750.45

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             71,297,504.46
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               7,129,750.45
           Beginning of Period Spread Account Balance                                                   7,369,256.74
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                       (173,650.25)
           Required addition to/(eligible withdrawal from) Spread Account                                 (65,856.04)
           Earnings on Spread Account Balance                                                              18,154.46
           Amount of Spread Account deposit (withdrawal)                                                  (84,010.50)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             84,010.50
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,129,750.45


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                                   12/15/97
Collection Period                                                   11/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,773,440.87

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $459,540.67

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,313,900.20

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.53

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.73

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $23.80

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $301,263.84

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $44,368.23

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $256,895.61

           (j)      Scheduled Payments due in such Collection Period                                   $2,705,062.78

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,254,941.85

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $88,621,744.87

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $86,335,511.46

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9742023

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $165,172.70

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,908.12

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.70

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                       $8,674.59

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,767.26

           (b)      Distributions (to) from Collection Account                                            ($4,106.45)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $322.14

           (d)      Ending Payahead Account Balance                                                       $24,982.95

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,633,551.15
                           Spread Account Balance                                                      $8,633,551.15

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($170,557.15)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $23,880.72

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $729,202.28

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                367
                           Aggregate Gross Amount                                                      $4,654,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                325
                           Aggregate Gross Amount                                                      $4,606,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          9.05%

           (b)      Average Delinquency Ratio                                                                  8.44%

           (c)      Cumulative Default Ratio                                                                   5.54%

           (d)      Cumulative Net Loss Ratio                                                                  2.05%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,183,985.94
     Lock Box NSF Items:                                                                                  (78,879.68)
     Transfers from (to) Payahead Account:                                                                  4,106.45
     Collection Account Interest                                                                           12,897.62
     Payahead Account Interest                                                                                322.14
     Total Collection Proceeds:                                                                         3,122,432.47
     For Distribution Date:                                                                                 12/15/97
     For Determination Date:                                                                                 12/8/97
     For Collection Period:                                                                                    11/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 88,621,744.87
                                  Principal portion of payments collected (non-prepayments)                               918,808.67
                                  Prepayments in full allocable to principal                                              428,020.00
                           Collections allocable to principal                                           1,346,828.67
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    350,978.88
                           Purchase Amounts allocable to principal                                          8,674.59
                                                                                                  -------------------
                    Total Principal                                                                     1,706,482.14

                    Realized Losses                                                                       729,202.28
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    86,186,060.45

           Interest
                           Collections allocable to interest                                            1,336,133.18
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       79,817.15
                                                                                                  -------------------
                    Total Interest                                                                      1,415,950.33

     Certificate Information
           Beginning of Period Class A Principal Balance                                               84,190,657.63
           Beginning of Period Class B Principal Balance                                                4,566,198.63

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,804,108.30
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,469.79
           Aggregate Payahead Balance                                                                      24,660.81
           Aggregate Payahead Balance for preceding Distribution Date                                      28,767.26
           Interest Earned on Payahead Balances                                                               322.14
           Scheduled Payments due in Collection Period                                                  2,705,062.78
           Scheduled Payments collected in Collection Period                                            2,254,941.85
           Aggregate Amount of Realized Losses for preceding Distribution Date                            729,202.28

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              367     4,654,000.00
           60+ days delinquent                                                                                  325     4,606,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  1         8,674.59

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       9,260,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                           8,674.59
                    Receivables as of the close of business on the last
                    day  of  the  related   Collection   Period  and  that  were
                    delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                       1,126,608.69
                    Receivables   during  the  related  Collection
                    Period.

           Delinquency Ratio for second preceding Determination Date                                           7.90%
           Delinquency Ratio for third preceding Determination Date                                            8.38%

           Cumulative Defaults for preceding Determination Date                                         4,545,362.00

           Cumulative Net Losses for preceding Determination Date                                       1,449,090.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,682,961.85
                           Liquidation Proceeds                                                           350,978.88
                           Recoveries                                                                      79,817.15
                           Purchase Amounts                                                                 8,674.59
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,122,432.47

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      918,808.67
                           Prepayments in full allocable to principal                                     428,020.00
                           Principal Balance of Liquidated Receivables                                  1,080,181.16
                           Purchase Amounts allocable to principal                                          8,674.59
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,435,684.42

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,435,684.42
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,313,900.20
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,313,900.20

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          84,190,657.63
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 459,540.67

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,435,684.42
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                121,784.22

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,566,198.63
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         44,368.23

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,122,432.47
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,773,440.87
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                44,368.23
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                121,784.22
                    Class B Principal Carryover Shortfall                                                 135,111.39
                    Trustee distributions                                                                   1,107.77
                    Standby Servicer distributions                                                          5,908.12
                    Servicer distributions                                                                165,172.70
                    Collateral Agent distributions                                                          1,109.46
                    Reimbursement Obligations                                                              23,880.72
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                135,111.39
                                                                                                  -------------------
                                                                                                          135,111.39

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                              Use          Source         act distributed    Source
                                                                              ---          ------         ---------------    ------

(i)      Standby Fee                                                        5,908.12       3,122,432.47       5,908.12  3,122,432.47
         Servicing Fee (2.0%)                                             147,702.91       3,116,524.35     147,702.91          0.00
         Additional Servicing Fee Amounts                                  17,469.79       2,968,821.44      17,469.79          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                       0.00       2,951,351.65           0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00       2,951,351.65           0.00
(ii)     Transition Expenses to Standby Servicer                                0.00       2,951,351.65           0.00
(iii)    Trustee Fee                                                        1,107.77       2,951,351.65       1,107.77
         Trustee's out-of-pocket expenses                                       0.00       2,950,243.88           0.00
         Unpaid Trustee Fee from prior Collection Periods                       0.00       2,950,243.88           0.00
         Unpaid Trustee's out-of-pocket expenses from                           0.00       2,950,243.88           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                               1,109.46       2,950,243.88       1,109.46
         Collateral Agent Expenses                                              0.00       2,949,134.42           0.00
         Unpaid Collateral Agent  Fee from prior                                0.00       2,949,134.42           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                            0.00       2,949,134.42           0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month            459,540.67       2,949,134.42     459,540.67
         Prior Month(s) Class A Carryover Shortfall                             0.00       2,489,593.75           0.00
         Class A Interest Carryover Shortfall                                   0.00       2,489,593.75           0.00
         Interest on Interest Carryover from Prior Months                       0.00       2,489,593.75           0.00
         Current Month Class A Interest Carryover Shortfall                     0.00       2,489,593.75           0.00
         Class A Interest Distributable Amount                            459,540.67       2,489,593.75     459,540.67
(viii)(A)Class B Coupon Interest - Unadjusted                              44,368.23       2,030,053.08      44,368.23
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00       1,985,684.85           0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00       1,985,684.85           0.00
         Interest on Interest Carryover from Prior Months                       0.00       1,985,684.85           0.00
         Current Month Class B Interest Shortfall                               0.00       1,985,684.85           0.00
         Adjusted Class B Interest Distributable Amount                    44,368.23       1,985,684.85      44,368.23
(v)(B)   Class A Principal Distributable Amount - Current Month         2,313,900.20       1,941,316.62   1,941,316.62    808,532.27
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00               0.00           0.00
         Current Month Class A Principal Shortfall                              0.00               0.00           0.00
         Withdrawl from Spread Account to Cover Shortfall                       0.00
         Class A Principal Distribution Amount                          2,313,900.20               0.00           0.00          0.00
(vi)     Certificate Insurer Premium                                       23,880.72               0.00           0.00
         Certificate Insurer Premium Supplement                                 0.00               0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00               0.00           0.00
(vii)    Transition Expenses to successor Servicer                              0.00               0.00           0.00
     (B) Class B Principal Distributable Amount -                         121,784.22               0.00           0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)        135,111.39               0.00           0.00
         Current Month Class B Principal Shortfall                       (149,451.01)              0.00    (149,451.01)
         Adjusted Class B Principal Distributable Amount                  107,444.60         149,451.01     107,444.60
     (C) Excess Interest Amount for Deposit in Spread Account                   0.00          42,006.41           0.00
                                                                                              42,006.41      42,006.41

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               84,190,657.63
                    Class A Principal Distributions                                                     2,313,900.20
           Class A End of Period Principal Balance                                                     81,876,757.43

           Class B Beginning of Period Principal Balance                                                4,566,198.63
                    Class B Principal Distributable Amount                                                107,444.60
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,458,754.03
                    Withdrawl from Spread Account to Cover B Shortfalls                                   149,451.01
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,309,303.02

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,122,432.47
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   632,838.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,489,593.75

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,489,593.75
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                44,368.23
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,445,225.52

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,445,225.52
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,313,900.20
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         131,325.32

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    131,325.32
     (vi)  Certificate Insurer Premium                                                                     23,880.72
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     107,444.60

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      107,444.60
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         121,784.22
     (iii) Prior month(s) carryover shortfalls                                                            135,111.39
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (149,451.01)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (149,451.01)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                     (0.00)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              9,260,000.00
                                  Purchased receivables more than 30 days delinquent                        8,674.59
                                                                                                  -------------------
                                  Total                                                                 9,268,674.59

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  102,405,186.11
                    Delinquency Ratio                                                                          9.05%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                9.05%
                           Delinquency Ratio for second preceding Determination Date                           7.90%
                           Delinquency Ratio for third preceding Determination Date                            8.38%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.44%           8.44%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 4,545,362.00
                                  Current Period Defaulted Receivables                                  1,126,608.69
                                                                                                  -------------------
                                  Total                                                                 5,671,970.69

                                  Cumulative Defaulted Receivables                                      5,671,970.69
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   5.54%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,080,181.16

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (430,796.03)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  649,385.13
                                  Cumulative Previous Net Losses                                        1,449,090.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,098,475.13
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  2.05%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     47.74
           Weighted Average Annual Percentage Rate                                                            20.58%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,633,551.15
                           15% of Outstanding Certificate Balance                                                      12,950,326.72
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,633,551.15

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             86,335,511.46
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               8,633,551.15
           Beginning of Period Spread Account Balance                                                   8,804,108.30
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                        (42,083.38)
           Required addition to/(eligible withdrawal from) Spread Account                                (128,473.77)
           Earnings on Spread Account Balance                                                              20,977.24
           Amount of Spread Account deposit (withdrawal)                                                 (149,451.01)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            149,451.01
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                8,633,551.15


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                                     12/15/97
Collection Period                                                     11/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,754,929.15

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $580,766.64

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,174,162.51

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $24.30

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.12

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $19.17

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $167,013.47

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $52,583.86

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $114,429.61

           (j)      Scheduled Payments due in such Collection Period                                   $3,268,921.48

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,855,267.51

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $110,315,785.15

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $108,027,193.03

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9792542

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $203,472.86

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,354.39

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.79

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $41,245.64

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $40,830.87

           (b)      Distributions (to) from Collection Account                                           ($18,842.00)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $154.58

           (d)      Ending Payahead Account Balance                                                       $22,143.45

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,722,447.37
                           Spread Account Balance                                                      $9,694,902.42

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $355,672.28

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $29,932.53

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $457,633.83

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                452
                           Aggregate Gross Amount                                                      $6,058,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                315
                           Aggregate Gross Amount                                                      $4,431,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.31%

           (b)      Average Delinquency Ratio                                                                  7.23%

           (c)      Cumulative Default Ratio                                                                   2.80%

           (d)      Cumulative Net Loss Ratio                                                                  0.60%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,571,732.89
     Lock Box NSF Items:                                                                                 (105,528.50)
     Transfers from (to) Payahead Account:                                                                 18,842.00
     Collection Account Interest                                                                           14,162.13
     Payahead Account Interest                                                                                154.58
     Total Collection Proceeds:                                                                         3,499,363.10
     For Distribution Date:                                                                                 12/15/97
     For Determination Date:                                                                                 12/8/97
     For Collection Period:                                                                                    11/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                110,315,785.15
                                  Principal portion of payments collected (non-prepayments)                             1,206,541.13
                                  Prepayments in full allocable to principal                                              382,577.00
                           Collections allocable to principal                                           1,589,118.13
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    200,594.52
                           Purchase Amounts allocable to principal                                         41,245.64
                                                                                                  -------------------
                    Total Principal                                                                     1,830,958.29

                    Realized Losses                                                                       457,633.83
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   108,027,193.03

           Interest
                           Collections allocable to interest                                            1,648,726.38
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       19,678.43
                                                                                                  -------------------
                    Total Interest                                                                      1,668,404.81

     Certificate Information
           Beginning of Period Class A Principal Balance                                              104,799,995.90
           Beginning of Period Class B Principal Balance                                                5,515,789.25

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   9,339,230.14
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,613.22
           Aggregate Payahead Balance                                                                      21,988.87
           Aggregate Payahead Balance for preceding Distribution Date                                      40,830.87
           Interest Earned on Payahead Balances                                                               154.58
           Scheduled Payments due in Collection Period                                                  3,268,921.48
           Scheduled Payments collected in Collection Period                                            2,855,267.51
           Aggregate Amount of Realized Losses for preceding Distribution Date                            457,633.83

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              452     6,058,000.00
           60+ days delinquent                                                                                  315     4,431,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  3        41,245.64

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                      10,489,000.00
                    of the close  of  business on the last day of
                    the related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          41,245.64
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                       1,103,441.36
                    Receivables   during  the  related  Collection
                    Period.

           Delinquency Ratio for second preceding Determination Date                                           6.74%
           Delinquency Ratio for third preceding Determination Date                                            6.65%

           Cumulative Defaults for preceding Determination Date                                         2,235,382.00

           Cumulative Net Losses for preceding Determination Date                                         279,645.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,237,844.51
                           Liquidation Proceeds                                                           200,594.52
                           Recoveries                                                                      19,678.43
                           Purchase Amounts                                                                41,245.64
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,499,363.10

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,206,541.13
                           Prepayments in full allocable to principal                                     382,577.00
                           Principal Balance of Liquidated Receivables                                    658,228.35
                           Purchase Amounts allocable to principal                                         41,245.64
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,288,592.12

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,288,592.12
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,174,162.51
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,174,162.51

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         104,799,995.90
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 580,766.64

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,288,592.12
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                114,429.61

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,515,789.25
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         52,583.86

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,499,363.10
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,754,929.15
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                52,583.86
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                114,429.61
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,378.95
                    Standby Servicer distributions                                                          7,354.39
                    Servicer distributions                                                                203,472.86
                    Collateral Agent distributions                                                          1,378.95
                    Reimbursement Obligations                                                              29,932.53
                                                                                                  -------------------
                                                                                                          333,902.80

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     7,354.39         3,499,363.10        7,354.39  3,499,363.10
         Servicing Fee (2.0%)                                          183,859.64         3,492,008.71      183,859.64          0.00
         Additional Servicing Fee Amounts                               19,613.22         3,308,149.07       19,613.22          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00         3,288,535.85            0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00         3,288,535.85            0.00
(ii)     Transition Expenses to Standby Servicer                             0.00         3,288,535.85            0.00
(iii)    Trustee Fee                                                     1,378.95         3,288,535.85        1,378.95
         Trustee's out-of-pocket expenses                                    0.00         3,287,156.90            0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00         3,287,156.90            0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00         3,287,156.90            0.00
          Collection Periods
(iv)     Collateral Agent Fee                                            1,378.95         3,287,156.90        1,378.95
         Collateral Agent Expenses                                           0.00         3,285,777.95            0.00
         Unpaid Collateral Agent  Fee from prior                             0.00         3,285,777.95            0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00         3,285,777.95            0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month         580,766.64         3,285,777.95      580,766.64
         Prior Month(s) Class A Carryover Shortfall                          0.00         2,705,011.31            0.00
         Class A Interest Carryover Shortfall                                0.00         2,705,011.31            0.00
         Interest on Interest Carryover from Prior Months                    0.00         2,705,011.31            0.00
         Current Month Class A Interest Carryover Shortfall                  0.00         2,705,011.31            0.00
         Class A Interest Distributable Amount                         580,766.64         2,705,011.31      580,766.64
(viii)(A)Class B Coupon Interest - Unadjusted                           52,583.86         2,124,244.67       52,583.86
         Class B Interest Carryover Shortfall - Previous Month(s)            0.00         2,071,660.81            0.00
         Interest on B Interest Shortfall - Previous Month(s)                0.00         2,071,660.81            0.00
         Interest on Interest Carryover from Prior Months                    0.00         2,071,660.81            0.00
         Current Month Class B Interest Shortfall                            0.00         2,071,660.81            0.00
         Adjusted Class B Interest Distributable Amount                 52,583.86         2,071,660.81       52,583.86
(v) (B)  Class A Principal Distributable Amount - Current Month      2,174,162.51         2,019,076.95    2,019,076.95  1,325,200.59
         Class A Principal Carryover Shortfall - Previous Month(s)           0.00                 0.00            0.00
         Current Month Class A Principal Shortfall                           0.00                 0.00            0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       2,174,162.51                 0.00            0.00          0.00
(vi)     Certificate Insurer Premium                                    29,932.53                 0.00            0.00
         Certificate Insurer Premium Supplement                              0.00                 0.00            0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00                 0.00            0.00
(vii)    Transition Expenses to successor Servicer                           0.00                 0.00            0.00
     (B) Class B Principal Distributable Amount - Current              114,429.61                 0.00            0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)           0.00                 0.00            0.00
         Current Month Class B Principal Shortfall                           0.00                 0.00            0.00
         Adjusted Class B Principal Distributable Amount               114,429.61                 0.00            0.00
     (C) Excess Interest (Shortage) Amount for Deposit                 333,902.80                 0.00            0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                              104,799,995.90
                    Class A Principal Distributions                                                     2,174,162.51
           Class A End of Period Principal Balance                                                    102,625,833.39

           Class B Beginning of Period Principal Balance                                                5,515,789.25
                    Class B Principal Distributable Amount                                                114,429.61
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,401,359.64
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,401,359.64

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,499,363.10
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   794,351.79
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,705,011.31

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,705,011.31
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                52,583.86
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,652,427.45

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,652,427.45
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,174,162.51
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         478,264.94

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    478,264.94
     (vi)  Certificate Insurer Premium                                                                     29,932.53
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     448,332.40

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      448,332.40
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         114,429.61
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                333,902.80
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              333,902.80
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                             10,489,000.00
                                  Purchased receivables more than 30 days delinquent                       41,245.64
                                                                                                  -------------------
                                  Total                                                                10,530,245.64

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  126,752,227.58
                    Delinquency Ratio                                                                          8.31%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.31%
                           Delinquency Ratio for second preceding Determination Date                           6.74%
                           Delinquency Ratio for third preceding Determination Date                            6.65%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.23%           7.23%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 2,235,382.00
                                  Current Period Defaulted Receivables                                  1,103,441.36
                                                                                                  -------------------
                                  Total                                                                 3,338,823.36

                                  Cumulative Defaulted Receivables                                      3,338,823.36
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   2.80%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         658,228.35

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (220,272.95)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  437,955.40
                                  Cumulative Previous Net Losses                                          279,645.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   717,600.40
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  0.60%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     50.21
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                        9,722,447.37
                           15% of Outstanding Certificate Balance                                                      16,204,078.95
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,722,447.37

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            108,027,193.03
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               9,722,447.37
           Beginning of Period Spread Account Balance                                                   9,339,230.14
           Spread Account Deposit (Withdrawal) from Current Distributions                                 333,902.80
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                  49,314.43
           Earnings on Spread Account Balance                                                              21,769.48
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                9,694,902.42


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates

Distribution Date                                                  12/15/97
Collection Period                                                  11/97

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $3,493,543.38

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $364,777.01

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $3,128,766.37

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $43.22

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.51

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $38.71

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                    $81,506.50

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $32,079.09

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $49,427.41

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $81,506.50

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                         $32,079.09

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                     $49,427.41

          (s)      Scheduled Payments due in such Collection Period                                     $4,169,736.25

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                    $3,743,085.05

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $144,581,823.92

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $138,679,406.64

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $133,863,763.75

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9258686

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                        $3,565,118.18

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0246581

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $260,891.01

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $7,229.09

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.23

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   11
                          Aggregate Purchase Amount                                                       $143,676.81

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                     $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $8,909,104.67
                          Spread Account Balance                                                        $5,312,499.32

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $12,588.70

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $38,368.51

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                       $94,146.30

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  430
                          Aggregate Gross Amount                                                        $5,869,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  307
                          Aggregate Gross Amount                                                        $4,438,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            6.30%

          (b)      Average Delinquency Ratio                                                                    4.83%

          (c)      Cumulative Default Ratio                                                                     0.83%

          (d)      Cumulative Net Loss Ratio                                                                    0.07%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          4,341,707.89
     Lock Box NSF Items:                                                                                  (135,424.30)
     Total Collection Proceeds:                                                                          4,206,283.59
     For Distribution Date:                                                                                  12/15/97
     For Determination Date:                                                                                  12/8/97
     For Collection Period:                                                                                     11/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  144,581,823.92
          Beginning Principal Balance of Subsequent Receivables Transfered                                       0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        144,581,823.92
                                 Principal portion of payments collected (non-prepayments)                              1,428,499.37
                                 Prepayments in full allocable to principal                                               260,721.00
                          Collections allocable to principal                                             1,689,220.37
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                       50,053.00
                          Purchase Amounts allocable to principal                                          143,676.81
                                                                                               -----------------------
                   Total Principal                                                                       1,882,950.18

                   Realized Losses                                                                          94,146.30
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     142,604,727.44

          Prefunding
                   Original Amount in Prefunding Account                                                27,084,817.00
                   Subsequent Loans Sold to the Trust                                                   27,084,817.00
                   Balance of Prefunding Account                                                                 0.00



          Interest
                          Collections allocable to interest                                              2,314,585.68
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          8,747.73
                                                                                               -----------------------
                   Total Interest                                                                        2,323,333.41

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               71,759,411.94
          Beginning of Period Class A-2 Principal Balance                                               61,668,000.00
          Beginning of Period Class B Principal Balance                                                  3,614,545.59
          Beginning of Period Certificate Balance                                                        3,614,545.59

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     5,299,910.62
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             19,921.30
          Scheduled Payments due in Collection Period                                                    4,169,736.25
          Scheduled Payments collected in Collection Period                                              3,743,085.05
          Aggregate Amount of Realized Losses for preceding Distribution Date                               94,146.30

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables    of Receivables
          31 - 59 days delinquent                                                                              430      5,869,000.00
          60+ days delinquent                                                                                  307      4,438,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                11        143,676.81

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                      10,307,000.00
                   of the close of business on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                         143,676.81
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                         588,595.71
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.72%
          Delinquency Ratio for third preceding Determination Date                                              3.47%

          Cumulative Defaults for preceding Determination Date                                             651,477.00

          Cumulative Net Losses for preceding Determination Date                                            12,774.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.4566%
          minus 2.5%                                                                                            2.50%
                                                                                               -----------------------
                                                                                                              3.9566%
          divided by 360                                                                                      0.0110%
          times the prefunded amount                                                                             0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                               23.00
                                                                                               -----------------------
          Requisite Reserve Amount                                                                               0.00
          Amount in Interest Reserve Account                                                                     0.00
          Excess in Interest Reserve Account                                                                     0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               4,003,806.05
                          Liquidation Proceeds                                                              50,053.00
                          Recoveries                                                                         8,747.73
                          Purchase Amounts                                                                 143,676.81
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Excess released from Prefunding Account                                           68,720.05
                          Investment earnings from Note Distribution Account                                   426.32
                          Investment earnings from Prefunding Account                                           68.85
                          Investment earnings from Interest Reserve Account                                    289.17
                          Investment earnings from Collection Account                                       17,502.20
                                                                                               -----------------------
          Total Distribution Amount                                                                      4,293,290.18

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,428,499.37
                          Prepayments in full allocable to principal                                       260,721.00
                          Principal Balance of Liquidated Receivables                                      144,199.30
                          Purchase Amounts allocable to principal                                          143,676.81
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,977,096.48

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    142,604,727.44
                                                                                               -----------------------
                                                                                                       128,344,254.70         96.19%
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    43.8%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,977,096.48
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,878,241.66
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,878,241.66

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   71,759,411.94
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   364,777.01

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,977,096.48
                   Times Class B Percentage                                                                      2.5%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   49,427.41

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                        1,977,096.48
                   Times Certificate Percentage                                                                  2.5%
                                                                                               -----------------------
                   Certificate Principal Distributable Amount                                               49,427.41


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                    3,614,545.59
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class B Coupon Interest Amount                                                           32,079.09

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             3,614,545.59
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Certificateholders' Interest Amount                                                      32,079.09


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                  Use          Source       act distributed  Source
                                                                                  ---          ------       ---------------  ------

(i)      Standby Fee                                                             7,229.09    4,293,290.18       7,229.09
         Servicing Fee (2.0%)                                                  240,969.71    4,286,061.09     240,969.71       0.00
         Additional Servicing Fee Amounts                                       19,921.30    4,045,091.38      19,921.30       0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                            0.00    4,025,170.08           0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00    4,025,170.08           0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00    4,025,170.08           0.00
(iii)    Indenture Trustee Fee                                                   1,204.85    4,025,170.08       1,204.85
         Indenture Trustee's out-of-pocket expenses                                  0.00    4,023,965.23           0.00
         Unpaid Indenture Trustee Fee from prior                                     0.00    4,023,965.23           0.00
          Collection Periods
         Unpaid Indenture Trustee's out-of-pocket exp. -                             0.00    4,023,965.23           0.00
          prior Collection Periods
         Owner Trustee Fee                                                           0.00    4,023,965.23           0.00
         Owner Trustee's out-of-pocket expenses                                      0.00    4,023,965.23           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                      0.00    4,023,965.23           0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                            0.00    4,023,965.23           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                    1,172.14    4,023,965.23       1,172.14
         Collateral Agent Expenses                                                   0.00    4,022,793.09           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00    4,022,793.09           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00    4,022,793.09           0.00
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month             364,777.01
         Prior  Month(s)  Class  A-1  Interest   Carryover                           0.00
         Shortfall  0.00 Class A-1 Interest  Carryover  Shortfall                    0.00
         Interest on Interest Carryover from Prior Months Current                    0.00
         Month Class A-1 Interest Carryover Shortfall                                0.00
         Class A-1 Interest Distributable Amount                               364,777.01    4,022,793.09     364,777.01
     (B) Class A-2 Interest Distributable Amount - Current Month               327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Carryover Shortfall                                      0.00
         Interest on Interest Carryover from Prior Months                            0.00
         Current Month Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Distributable Amount                               327,868.20    3,658,016.08     327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                     32,079.09
         Class B Note Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00
         Interest on B Interest Carryover from Prior Months                          0.00
         Current Month Class B Interest Shortfall                                    0.00
         Adjusted Class B Note Interest Distributable Amount                    32,079.09    3,330,147.88      32,079.09
     (B) Certificate Interest - Unadjusted                                      32,079.09
         Certificate Interest Carryover Shortfall - Previous Month(s)                0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)              0.00
         Interest on Certificate Interest Carryover from Prior Months                0.00
         Current Month Certificate Interest Shortfall                                0.00
         Adjusted Certificate Interest Distributable Amount                     32,079.09    3,298,068.79      32,079.09
(vii)    Class A Principal Distributable Amount - Current Month              1,878,241.66
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00
         Current Month Class A Principal Shortfall                                   0.00
         Withdrawl from Spread Account to Cover Shortfall                            0.00
         Class A Principal Distribution Amount to Class A-1                  1,878,241.66    3,265,989.70   1,878,241.66        0.00
         Class A Principal Distribution Amount to Class A-2                          0.00    1,387,748.04           0.00        0.00
(viii)   Note Insurer Premium                                                   38,368.51    1,387,748.04      38,368.51
         Note Insurer Premium Supplement                                             0.00    1,349,379.54           0.00
         Other Reimbursement Obligations to Note Insurer                             0.00    1,349,379.54           0.00
(ix)     Transition Expenses to successor Servicer                                   0.00    1,349,379.54           0.00
(x)      Class B Principal Distributable Amount - Current                       49,427.41
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                   0.00
         Current Month Class B Principal Shortfall                                   0.00
         Adjusted Class B Principal Distributable Amount                        49,427.41    1,349,379.54      49,427.41
         Certificate Principal Distributable Amount - Current                   49,427.41
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)               0.00
         Current Month Certificate Principal Shortfall                               0.00
         Adjusted Certificate Principal Distributable Amount                    49,427.41    1,299,952.13      49,427.41
(xi)     Until the Target Payment Date, remaining amount to                  1,250,524.72    1,250,524.72   1,250,524.72
          Class A Noteholders
         Amount to Class A-1 Noteholders                                     1,250,524.72            0.00           0.00
         Amount to Class A-2 Noteholders                                             0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist. Amount            0.00
(xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount           0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.              0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                71,759,411.94
                   Class A-1 Principal Distributions                                                     1,878,241.66
          Class A-1 End of Period Principal Amount (prior to turbo)                                     69,881,170.28
                   Additional Principal Distribution                                                     1,250,524.72
          Class A-1 End of Period Principal Amount                                                      68,630,645.57

          Class A-2 Beginning of Period Principal Amount                                                61,668,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     61,668,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      61,668,000.00

          Class B Beginning of Period Principal Amount                                                   3,614,545.59
                   Class B Principal Distributable Amount                                                   49,427.41
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                     3,565,118.18
                   Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                      3,565,118.18

          Certificate Beginning of Period Principal Amount                                               3,614,545.59
                   Certificate Principal Distributable Amount                                               49,427.41
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,565,118.18
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                                 0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,565,118.18
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               10,307,000.00
                                 Purchased receivables more than 30 days delinquent                        143,676.81
                                                                                               -----------------------
                                 Total                                                                  10,450,676.81

                          Aggregate Gross  Principal  Balance as of the close of
                                  business on the last day of the
                                 Collection Period.                                                    165,966,961.75
                   Delinquency Ratio                                                                            6.30%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.30%
                          Delinquency Ratio for second preceding Determination Date                             4.72%
                          Delinquency Ratio for third preceding Determination Date                              3.47%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    4.83%          4.83%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     651,477.00
                                 Current Period Defaulted Receivables                                      588,595.71
                                                                                               -----------------------
                                 Total                                                                   1,240,072.71

                                 Cumulative Defaulted Receivables                                        1,240,072.71
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Default Ratio                                                                     0.83%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           144,199.30

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                  (58,800.73)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                     85,398.57
                                 Cumulative Previous Net Losses                                             12,774.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                      98,172.57
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.07%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       52.76
          Weighted Average Annual Percentage Rate                                                              20.42%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  142,604,727.44
                          minus the Securities Balance                                                 138,679,406.64
                                                                                               -----------------------
                                                                                                         3,925,320.80
                          divided by the Aggregate Principal Balance                                            2.75%

          Floor OC Percent
                   Aggregate Principal Balance                                                         142,604,727.44
                   minus the Securities Balance                                                        138,679,406.64
                                                                                               -----------------------
                                                                                                         3,925,320.80
                   divided by the initial Aggregate Principal Balance                                  122,915,183.00
                                                                                               -----------------------
                                                                                                                3.19%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      138,679,406.64
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                            122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                           27,084,817.00
                                                                                                                      --------------
                                                                                                                        3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                               0.00
                                 (II) initial Aggregate  Principal Balance                                           122,915,183.00
                                                                                                                     ---------------
                                                                                                                                0.00
                   Floor Amount                                                                          3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  6.25%
                                 if a Trigger Event, 15% minus the OC Percent                                                 12.25%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        27.25%
                                 if an Insurance Agreement Event of Default, unlimited                                       999.00%
                                                                                                                6.25%
                                 times the Aggregate Principal Balance                                 142,604,727.44
                                                                                               -----------------------
                                                                                                         8,909,104.67
                          Requisite Amount                                                               8,909,104.67

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                 8,909,104.67
          Beginning of Period Spread Account Balance                                                     5,299,910.62
          Additional Deposit for Subsequent Receivables Transfer                                                 0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 3,609,194.05
          Earnings on Spread Account Balance                                                                12,588.70
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
          Net Spread Account Withdrawl to Seller                                                                 0.00
          Ending Spread Account Balance                                                                  5,312,499.32


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates

Distribution Date                                                12/15/97
Collection Period                                                11/97

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,355,610.52

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $268,121.03

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,087,489.49

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $43.41

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.94

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $38.47

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $104,164.84

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $46,361.20

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $57,803.64

          (p)      Scheduled Payments due in such Collection Period                                     $2,966,512.47

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,645,997.72

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $105,067,873.84

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $103,410,724.79

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $97,225,914.49

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9253629

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $5,195,590.06

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0494498

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $182,528.84

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $5,253.39

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.36

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.10

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    7
                          Aggregate Purchase Amount                                                        $92,024.73

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $8,850,985.93
                          Spread Account Balance                                                        $3,719,498.04

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                    $8,822.38

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $28,646.08

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                            $0.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  149
                          Aggregate Gross Amount                                                        $2,289,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                   35
                          Aggregate Gross Amount                                                          $433,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            2.34%

          (b)      Average Delinquency Ratio                                                                    1.63%

          (c)      Cumulative Default Ratio                                                                     0.07%

          (d)      Cumulative Net Loss Ratio                                                                    0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          2,945,177.87
     Lock Box NSF Items:                                                                                   (33,634.42)
     Total Collection Proceeds:                                                                          2,911,543.45
     For Distribution Date:                                                                                  12/15/97
     For Determination Date:                                                                                  12/8/97
     For Collection Period:                                                                                     11/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  105,067,873.84
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        105,067,873.84
                                 Principal portion of payments collected (non-prepayments)                                890,527.16
                                 Prepayments in full allocable to principal                                               173,521.00
                          Collections allocable to principal                                             1,064,048.16
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                            0.00
                          Purchase Amounts allocable to principal                                           92,024.73
                                                                                               -----------------------
                   Total Principal                                                                       1,156,072.89

                   Realized Losses                                                                               0.00
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     103,911,800.95


          Interest
                          Collections allocable to interest                                             $1,755,470.56
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                               -----------------------
                   Total Interest                                                                       $1,755,470.56

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               53,005,805.38
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              5,253,393.70 104,566,797.68

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,710,675.66
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                             7,415.72
          Scheduled Payments due in Collection Period                                                    2,966,512.47
          Scheduled Payments collected in Collection Period                                              2,645,997.72
          Aggregate Amount of Realized Losses for preceding Distribution Date                                    0.00

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables    of Receivables
          31 - 59 days delinquent                                                                              149      2,289,000.00
          60+ days delinquent                                                                                   35        433,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                        Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                 7         92,024.73

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                       2,722,000.00
                   of the close  of business on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                          92,024.73
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                          66,888.42
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             0.92%
          Delinquency Ratio for third preceding Determination Date                                              0.00%

          Cumulative Defaults for preceding Determination Date                                              10,855.00

          Cumulative Net Losses for preceding Determination Date                                                 0.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,819,518.72
                          Liquidation Proceeds                                                                   0.00
                          Recoveries                                                                             0.00
                          Purchase Amounts                                                                  92,024.73
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                        9,522.07
                                                                                               -----------------------
          Total Distribution Amount                                                                      2,921,065.52

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                        890,527.16
                          Prepayments in full allocable to principal                                       173,521.00
                          Principal Balance of Liquidated Receivables                                            0.00
                          Purchase Amounts allocable to principal                                           92,024.73
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,156,072.89

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    103,911,800.95
                                                                                               -----------------------
                                                                                                        93,520,620.86

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    44.3%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,156,072.89
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,098,269.25
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,098,269.25

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   53,005,805.38
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   268,121.03

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,156,072.89
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   57,803.64

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             5,253,393.70
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       46,361.20

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                 Use          Source         act distributed  Source
                                                                                 ---          ------         ---------------  ------

(i)      Standby Fee                                                            5,253.39     2,921,065.52        5,253.39
         Servicing Fee (2.0%)                                                 175,113.12     2,915,812.13      175,113.12      0.00
         Additional Servicing Fee Amounts                                       7,415.72     2,740,699.01        7,415.72      0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00     2,733,283.29            0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00     2,733,283.29            0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00     2,733,283.29            0.00
(iii)    Indenture Trustee Fee                                                    875.57     2,733,283.29          875.57
         Indenture Trustee's out-of-pocket expenses                                 0.00     2,732,407.72            0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                 0.00     2,732,407.72            0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                            0.00     2,732,407.72            0.00
          prior Collection Collection Periods
         Owner Trustee Fee                                                          0.00     2,732,407.72            0.00
         Owner Trustee's out-of-pocket expenses                                     0.00     2,732,407.72            0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                     0.00     2,732,407.72            0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                           0.00     2,732,407.72            0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                     871.39     2,732,407.72          871.39
         Collateral Agent Expenses                                                  0.00     2,731,536.33            0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00     2,731,536.33            0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00     2,731,536.33            0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month
         268,121.03  Prior  Month(s)  Class  A-1  Interest   Carryover
         Shortfall  0.00 Class A-1 Interest  Carryover  Shortfall 0.00
         Interest on Interest Carryover from Prior Months 0.00 Current
         Month Class A-1 Interest Carryover Shortfall 0.00
         Class A-1 Interest Distributable Amount                              268,121.03     2,731,536.33      268,121.03
    (B)  Class A-2 Interest Distributable Amount - Current Month              243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Carryover Shortfall                                     0.00
         Interest on Interest Carryover from Prior Months                           0.00
         Current Month Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Distributable Amount                              243,114.89     2,463,415.30      243,114.89
(vi)(A)  Certificate Note Interest - Unadjusted                                46,361.20
         Certificate Note Interest Carryover Shortfall -                            0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                       0.00
         Interest on B Interest Carryover from Prior Months                         0.00
         Current Month Certificate Interest Shortfall                               0.00
         Adjusted Certificate Note Interest Distributable Amount               46,361.20     2,220,300.41       46,361.20
(vii)    Class A Principal Distributable Amount - Current Month             1,098,269.25
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00
         Current Month Class A Principal Shortfall                                  0.00
         Withdrawal from Spread Account to Cover Shortfall                          0.00
         Class A Principal Distribution Amount to Class A-1                 1,098,269.25     2,173,939.21    1,098,269.25      0.00
         Class A Principal Distribution Amount to Class A-2                         0.00     1,075,669.96            0.00      0.00
(viii)   Note Insurer Premium                                                  28,646.08     1,075,669.96       28,646.08
         Note Insurer Premium Supplement                                            0.00     1,047,023.88            0.00
         Other Reimbursement Obligations to Note Insurer                            0.00     1,047,023.88            0.00
(ix)     Transition Expenses to successor Servicer                                  0.00     1,047,023.88            0.00
(x)      Certificate Principal Distributable Amount -                          57,803.64
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall -                                0.00             0.00            0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                              0.00             0.00            0.00
         Adjusted Certificate Principal Distributable Amount                   57,803.64     1,047,023.88       57,803.64
(xi)     Until the Target Payment Date, remaining amount to                   989,220.24       989,220.24      989,220.24
          Class A Noteholders
         Amount to Class A-1 Noteholders                                      989,220.24             0.00            0.00
         Amount to Class A-2 Noteholders                                            0.00             0.00            0.00
(xiv)    After the Target Pmt. Date, remaining amount                               0.00     2,921,065.52        Total Disbursements
          into Spread Acct.                                                                   2,921,065.52   Total Distribution Amt
                                                                                                             ======================
                                                                                                             0.00 Shortage (Over)
                                                                                                             ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                53,005,805.38
                   Class A-1 Principal Distributions                                                     1,098,269.25
          Class A-1 End of Period Principal Amount (prior to turbo)                                     51,907,536.13
                   Additional Principal Distribution                                                       989,220.24
          Class A-1 End of Period Principal Amount                                                      50,918,315.89

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               5,253,393.70
                   Certificate Principal Distributable Amount                                               57,803.64
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 5,195,590.06
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  5,195,590.06

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,232,335.13
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                2,722,000.00
                                 Purchased receivables more than 30 days delinquent                         92,024.73
                                                                                               -----------------------
                                 Total                                                                   2,814,024.73

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    120,431,772.10
                   Delinquency Ratio                                                                            2.34%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  2.34%
                          Delinquency Ratio for second preceding Determination Date                             0.92%
                          Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    1.63%          1.09%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                      10,855.00
                                 Current Period Defaulted Receivables                                       66,888.42
                                                                                               -----------------------
                                 Total                                                                      77,743.42

                                 Cumulative Defaulted Receivables                                           77,743.42
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     0.07%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                                 0.00

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                        0.00
                                                                                               -----------------------
                                 Net Liquidation Losses                                                          0.00
                                 Cumulative Previous Net Losses                                                  0.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                           0.00
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       54.77
          Weighted Average Annual Percentage Rate                                                              20.33%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  103,911,800.95
                          minus the Securities Balance                                                 103,410,724.79
                                                                                               -----------------------
                                                                                                           501,076.16
                          divided by the Aggregate Principal Balance                                            0.48%

          Floor OC Percent
                   Aggregate Principal Balance                                                         103,911,800.95
                   minus the Securities Balance                                                        103,410,724.79
                                                                                               -----------------------
                                                                                                           501,076.16
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                0.47%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      103,410,724.79
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                            105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                    0.00
                                                                                                                      --------------
                                                                                                                        2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                               0.53%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11
                                                                                                                     ---------------
                                                                                                                          557,530.15
                   Floor Amount                                                                          2,674,742.75

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       2,674,742.75
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  8.52%
                                 if a Trigger Event, 15% minus the OC Percent                                                 14.52%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        29.52%
                                 if an Insurance Agreement Event of Default, unlimited                                       999.00%
                                                                                                                8.52%
                                 times the Aggregate Principal Balance                                 103,911,800.95
                                                                                               -----------------------
                                                                                                         8,850,985.93
                          Requisite Amount                                                               8,850,985.93

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                 8,850,985.93
          Beginning of Period Spread Account Balance                                                     3,710,675.66
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 5,140,310.27
          Earnings on Spread Account Balance                                                                 8,822.38
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,719,498.04


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates

Distribution Date                                                12/15/97
Collection Period                                                11/97

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                   $728,692.41

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                         $38,777.22

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                    $689,915.19

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $13.07

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $0.70

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $12.38

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                    $25,013.33

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                         $25,013.33

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $0.41

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $12,418.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                          $5,604.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                      $6,814.00

          (p)      Scheduled Payments due in such Collection Period                                     $2,692,329.90

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                      $729,801.56

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $95,706,307.00

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $95,570,026.95

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $90,235,084.80

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9428332

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,774,493.00

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0498869

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                        $21,592.61

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                         $638.04

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $0.39

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.01

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    3
                          Aggregate Purchase Amount                                                        $32,504.20

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $8,601,302.43
                          Spread Account Balance                                                        $3,349,821.00

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                        $0.00

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                        $3,530.94

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                            $0.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                    4
                          Aggregate Gross Amount                                                           $82,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                    0
                          Aggregate Gross Amount                                                                $0.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            0.11%

          (b)      Average Delinquency Ratio                                                                    0.11%

          (c)      Cumulative Default Ratio                                                                     0.00%

          (d)      Cumulative Net Loss Ratio                                                                    0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                            796,546.40
     Lock Box NSF Items:                                                                                    (4,447.64)
     Total Collection Proceeds:                                                                            792,098.76
     For Distribution Date:                                                                                  12/15/97
     For Determination Date:                                                                                  12/8/97
     For Collection Period:                                                                                     11/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   95,706,307.00
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         95,706,307.00
                                 Principal portion of payments collected (non-prepayments)                                 73,982.85
                                 Prepayments in full allocable to principal                                                29,793.00
                          Collections allocable to principal                                               103,775.85
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                            0.00
                          Purchase Amounts allocable to principal                                           32,504.20
                                                                                               -----------------------
                   Total Principal                                                                         136,280.05

                   Realized Losses                                                                               0.00
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      95,570,026.95


          Interest
                          Collections allocable to interest                                               $655,818.71
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                               -----------------------
                   Total Interest                                                                         $655,818.71

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               55,750,000.00
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,781,307.00  95,706,307.00

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,349,821.00
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                               324.54
          Scheduled Payments due in Collection Period                                                    2,692,329.90
          Scheduled Payments collected in Collection Period                                                729,801.56
          Aggregate Amount of Realized Losses for preceding Distribution Date                                    0.00

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables   of Receivables
          31 - 59 days delinquent                                                                                4         82,000.00
          60+ days delinquent                                                                                    0              0.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                 3         32,504.20

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                          82,000.00
                   of the close  of  business  on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                          32,504.20
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                               0.00
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             0.00%
          Delinquency Ratio for third preceding Determination Date                                              0.00%

          Cumulative Defaults for preceding Determination Date                                                   0.00

          Cumulative Net Losses for preceding Determination Date                                                 0.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                                 759,594.56
                          Liquidation Proceeds                                                                   0.00
                          Recoveries                                                                             0.00
                          Purchase Amounts                                                                  32,504.20
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                            0.00
                                                                                               -----------------------
          Total Distribution Amount                                                                        792,098.76

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                         73,982.85
                          Prepayments in full allocable to principal                                        29,793.00
                          Principal Balance of Liquidated Receivables                                            0.00
                          Purchase Amounts allocable to principal                                           32,504.20
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                          136,280.05

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     95,570,026.95
                                                                                               -----------------------
                                                                                                        86,013,024.26

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    36.8%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                          136,280.05
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                           129,466.05
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                  129,466.05

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   55,750,000.00
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0111111
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                    38,777.22

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0111111
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                    25,013.33

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                          136,280.05
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                    6,814.00

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,781,307.00
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0111111
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                        5,604.75

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                    Use          Source    act distributed    Source
                                                                                    ---          ------    ---------------    ------

(i)      Standby Fee                                                               638.04       792,098.76         638.04
         Servicing Fee (2.0%)                                                   21,268.07       791,460.72      21,268.07       0.00
         Additional Servicing Fee Amounts                                          324.54       770,192.65         324.54       0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                            0.00       769,868.11           0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00       769,868.11           0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00       769,868.11           0.00
(iii)    Indenture Trustee Fee                                                     106.34       769,868.11         106.34
         Indenture Trustee's out-of-pocket expenses                                  0.00       769,761.77           0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                  0.00       769,761.77           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                             0.00       769,761.77           0.00
          prior Collection Periods
         Owner Trustee Fee                                                           0.00       769,761.77           0.00
         Owner Trustee's out-of-pocket expenses                                      0.00       769,761.77           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                      0.00       769,761.77           0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                  0.00       769,761.77           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                      106.34       769,761.77         106.34
         Collateral Agent Expenses                                                   0.00       769,655.43           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00       769,655.43           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00       769,655.43           0.00
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month              38,777.22
          Prior  Month(s)  Class  A-1  Interest   Carryover                          0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                         0.00
         Interest on Interest Carryover from Prior Months  Current                   0.00
         Month Class A-1 Interest Carryover Shortfall                                0.00
         Class A-1 Interest Distributable Amount                                38,777.22       769,655.43      38,777.22
     (B) Class A-2 Interest Distributable Amount - Current Month                25,013.33
         Prior Month(s) Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Carryover Shortfall                                      0.00
         Interest on Interest Carryover from Prior Months                            0.00
         Current Month Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Distributable Amount                                25,013.33       730,878.21      25,013.33
(vi) (A) Certificate Note Interest - Unadjusted                                  5,604.75
         Certificate Note Interest Carryover Shortfall -                             0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                        0.00
         Interest on B Interest Carryover from Prior Months                          0.00
         Current Month Certificate Interest Shortfall                                0.00
         Adjusted Certificate Note Interest Distributable Amount                 5,604.75       705,864.88       5,604.75
(vii)    Class A Principal Distributable Amount - Current Month                129,466.05
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00
         Current Month Class A Principal Shortfall                                   0.00
         Withdrawal from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount to Class A-1                    129,466.05       700,260.13     129,466.05       0.00
         Class A Principal Distribution Amount to Class A-2                          0.00       570,794.08           0.00       0.00
(viii)   Note Insurer Premium                                                    3,530.94       570,794.08       3,530.94
         Note Insurer Premium Supplement                                             0.00       567,263.15           0.00
         Other Reimbursement Obligations to Note Insurer                             0.00       567,263.15           0.00
(ix)     Transition Expenses to successor Servicer                                   0.00       567,263.15           0.00
(x)      Certificate Principal Distributable Amount -                            6,814.00
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)               0.00             0.00           0.00
         Current Month Certificate Principal Shortfall                               0.00             0.00           0.00
         Adjusted Certificate Principal Distributable Amount                     6,814.00       567,263.15       6,814.00
(xi)     Until the Target Payment Date, remaining amount to                    560,449.15       560,449.15     560,449.15
          Class A Noteholders
         Amount to Class A-1 Noteholders                                       560,449.15             0.00           0.00
         Amount to Class A-2 Noteholders                                             0.00             0.00           0.00
(xiv)    After the Target Pmt. Date, remaining amount                                0.00       792,098.76      Total Disbursements
          into Spread Acct.                                                                     792,098.76   Total Distribution Amt
                                                                                                             ======================
                                                                                                               0.00 Shortage (Over)
                                                                                                             ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                55,750,000.00
                   Class A-1 Principal Distributions                                                       129,466.05
          Class A-1 End of Period Principal Amount (prior to turbo)                                     55,620,533.95
                   Additional Principal Distribution                                                       560,449.15
          Class A-1 End of Period Principal Amount                                                      55,060,084.80

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,781,307.00
                   Certificate Principal Distributable Amount                                                6,814.00
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,774,493.00
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,774,493.00

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  585,462.48
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                   82,000.00
                                 Purchased receivables more than 30 days delinquent                         32,504.20
                                                                                               -----------------------
                                 Total                                                                     114,504.20

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    108,960,193.46
                   Delinquency Ratio                                                                            0.11%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  0.11%
                          Delinquency Ratio for second preceding Determination Date                             0.00%
                          Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    0.11%          0.04%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                           0.00
                                 Current Period Defaulted Receivables                                            0.00
                                                                                               -----------------------
                                 Total                                                                           0.00

                                 Cumulative Defaulted Receivables                                                0.00
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     0.00%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                                 0.00

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                        0.00
                                                                                               -----------------------
                                 Net Liquidation Losses                                                          0.00
                                 Cumulative Previous Net Losses                                                  0.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                           0.00
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       56.00
          Weighted Average Annual Percentage Rate                                                              20.28%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   95,570,026.95
                          minus the Securities Balance                                                  95,570,026.95
                                                                                               -----------------------
                                                                                                                (0.00)
                          divided by the Aggregate Principal Balance                                            0.00%

          Floor OC Percent
                   Aggregate Principal Balance                                                          95,570,026.95
                   minus the Securities Balance                                                         95,570,026.95
                                                                                               -----------------------
                                                                                                                 0.00
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                0.00%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                       95,570,026.95
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                             95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                    0.00
                                                                                                                      --------------
                                                                                                                        1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              1.00%
                                  (II) initial Aggregate  Principal Balance                                           95,706,307.00
                                                                                                                      --------------
                                                                                                                          957,063.07
                   Floor Amount                                                                          2,871,189.21

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       2,871,189.21
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                   9.0%
                                 if a Trigger Event, 15% minus the OC Percent                                                  15.0%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                         30.0%
                                 if an Insurance Agreement Event of Default, unlimited                                          999%
                                                                                                                   9%
                                 times the Aggregate Principal Balance                                  95,570,026.95
                                                                                               -----------------------
                                                                                                         8,601,302.43
                          Requisite Amount                                                               8,601,302.43

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                 8,601,302.43
          Beginning of Period Spread Account Balance                                                     3,349,821.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 5,251,481.43
          Earnings on Spread Account Balance                                                                     0.00
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,349,821.00


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


